EXHIBIT 10.3

FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT
FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT, dated as of June 17, 2016 (this “Amendment”), to that certain Syndicated Facility Agreement, dated as of March 30, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), by and among Cliffs Natural Resources Inc., an Ohio corporation (the “Parent”), the subsidiaries of the Parent from time to time party thereto (such subsidiaries, together with Parent, the “Borrowers”), the lenders from time to time party thereto (the “Lenders”) and Bank of America, N.A., a national banking association, as agent for each member of the Lender Group and the Bank Product Providers (the “Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.
W I T N E S S E T H:
WHEREAS, the Parent has requested an amendment to the Credit Agreement and the undersigned Lenders are willing to consent to such amendments on the terms and conditions set forth herein;
WHEREAS, pursuant to Section 14.1(a) of the Credit Agreement, the Required Lenders and the Loan Parties party hereto may amend, waive or modify certain provisions of the Credit Agreement;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of all of which is hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.    Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:
(a)The definition of “Defaulting Lender” is hereby amended as follows:
(i)Clause (f) is amended by replacing “or” between clauses (i) and (ii) with “,”; and

(ii)
Clause (f) is amended by adding the following phrase immediately after clause (ii): “or (iii) has, or has a direct or indirect parent company that has, become the subject of a Bail-In Action (as defined in Section 18.15)”;

(b)The definition of “Federal Funds Rate” is hereby amended by deleting the words “arranged by Federal funds brokers”;
(c)Section 2.3(i)(i) is hereby amended by adding the phrase “, subject to Section 18.15,” between “provided, that” and “any such assumption” in the penultimate sentence thereof;
(d)Article 4 is amended by adding thereto a new Section 4.31, to read as follows:
Section 4.31 EEA Financial Institutions. No Loan Party is an EEA Financial Institution.
(e)Section 6.6(a)(i) of the Credit Agreement is hereby amended and restated as follows:
(i)    optionally prepay, redeem, defease, purchase, or otherwise acquire any Indebtedness of any Borrower or its Subsidiaries consisting of Indebtedness permitted under clauses (f), (p), (q), (t), (u) or (v), of the definition of Permitted Indebtedness, except (x) any prepayment, redemption, defeasance, purchase or other acquisition with Qualified Equity Interests so long as at the time of such prepayment, redemption, defeasance, purchase or other acquisition no Default or Event of Default has occurred and is continuing or would result therefrom, (y)  any prepayment, redemption, defeasance, purchase or other acquisition with the net cash proceeds of an issuance of Qualified Equity Interests within 60 days of such issuance (or such later date as agreed to by the Agent in its sole discretion)) so long as (A) at the time of such prepayment, redemption, defeasance, purchase or other acquisition no Default or Event of Default has occurred and is continuing or would result therefrom and (B) the net cash proceeds of such issuance of Qualified Equity Interests are maintained in a segregated Deposit Account subject to the “control” of the Administrative Agent until the earlier of (a) application toward such prepayment, redemption, defeasance, purchase or other acquisition and (b) the date that is 60 days after such issuance or (z) any prepayment, redemption, defeasance, purchase or other acquisition so long as (1) for each of the 30 consecutive days immediately preceding such prepayment, redemption, defeasance, purchase or other acquisition, and both before and after giving effect to such prepayment, redemption, defeasance, purchase or other acquisition, no Loans are outstanding and (2) at the time of such prepayment, redemption, defeasance, purchase or other acquisition, no Default or Event of Default has occurred and is continuing or would result therefrom; provided, further that the foregoing conditions shall not be required to be satisfied with respect to prepayments, redemptions, defeasances, purchases or other acquisitions of any such Indebtedness in an aggregate principal amount (for all such prepayments, redemptions, defeasances, purchases or other acquisitions) of up to $25,000,000 during the term of this Agreement; or
(f)Article 18 is amended by adding thereto a new Section 18.15, to read as follows:
Section 18.15 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and
(b)    the effects of any Bail-in Action on any such liability, including, if applicable:
(i)a reduction in full or in part or cancellation of any such liability;
(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
As used herein, the following terms have the following meanings:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

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“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
SECTION 2.    Representations and Warranties of the Parent. The Parent represents and warrants that, as of the Effective Date, (i) the representations and warranties of Parent and its Subsidiaries contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the Effective Date, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date) and (ii) no Default or Event of Default has occurred and is continuing or would result after giving effect to this Amendment.
SECTION 3.    Conditions of Effectiveness of the Amendment. This Amendment shall become effective as of the date hereof (the “Effective Date”) when the Agent shall have received an executed counterpart (which may include a facsimile or other electronic transmission) of this Amendment from the Parent, the other Borrowers and the Required Lenders.
SECTION 4.    Reference to and Effect on the Credit Agreement and the other Loan Documents.
(a)    On and after the Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in any other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
(b)    The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
(d)    On and after the Effective Date, this Amendment shall for all purposes constitute a Loan Document.
SECTION 5.    Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment.
SECTION 6.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the state of New York and shall be subject to Section 12 of the Credit Agreement.
SECTION 7.    Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
U.S. BORROWERS

CLIFFS NATURAL RESOURCES INC.
By:	/s/ P. Kelly Tompkins
Name:P. Kelly Tompkins
Title: Executive Vice President & Chief Financial Officer

LAKE SUPERIOR & iSHPEMING RAILROAD COMPANY NORTHSHORE MINING COMPANY UNITED TACONITE LLC
By:	/s/ Timothy K. Flanagan
Name:Timothy K. Flanagan
Title:Treasurer

THE CLEVELAND-CLIFFS IRON COMPANY
By:	/s/ Timothy K. Flanagan
Name:Timothy K. Flanagan
Title:Treasurer

CLIFFS MINING COMPANY
By:	/s/ Timothy K. Flanagan
Name:Timothy K. Flanagan
Title:Treasurer

[Signature Page to First Amendment to Syndicated Facility Agreement]

AUSTRALIAN BORROWERS

Executed by Cliffs Natural Resources Pty Ltd ACN 112 437 180 in accordance with section 127 of the Corporations Act 2001:
/s/ Stuart Taylor	/s/ Jason Grace
company secretary	Director
STUART TAYLOR	JASON GRACE
Name of company secretary (BLOCK LETTERS)	Name of director (BLOCK LETTERS)

Executed by Cliffs Asia Pacific Iron Ore Pty Ltd ACN 001 892 995 in accordance with section 127 of the Corporations Act 2001:
/s/ Stuart Taylor	/s/ Jason Grace
company secretary	Director
STUART TAYLOR	JASON GRACE
Name of company secretary (BLOCK LETTERS)	Name of director (BLOCK LETTERS)

[Signature Page to First Amendment to Syndicated Facility Agreement]

BANK OF AMERICA, as Agent and as a Lender
By:	/s/ Steve Friedlander
Name:Steve Friedlander
Title:S.V.P.

[Signature Page to First Amendment to Syndicated Facility Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Carrie Light
Name:Carrie Light
Title:Vice President

[Signature Page to First Amendment to Syndicated Facility Agreement]

Deutsche Bank AG New York Branch, as a Lender
By:	/s/ Marcus M. Tarkington
Name:Marcus M. Tarkington
Title:Director

By:	/s/ Peter Cucchiara
Name:Peter Cucchiara
Title:Vice President

[Signature Page to First Amendment to Syndicated Facility Agreement]

Citizens Bank of Pennsylvania, as a Lender
By:	/s/ Debra L. McAllonis
Name:Debra L. McAllonis
Title:Senior Vice President

[Signature Page to First Amendment to Syndicated Facility Agreement]

REGIONS BANK, as a Lender
By:	/s/ James D. Anderson
Name:James D. Anderson
Title:SVP

[for Lenders requiring two signature blocks]
By:
Name:
Title:

[Signature Page to First Amendment to Syndicated Facility Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender
By:	/s/ Robert Hetu
Name:Robert Hetu
Title:Authorized Signatory

By:	/s/ Warren Van Heyst
Name:Warren Van Heyst
Title:Authorized Signatory

[Signature Page to First Amendment to Syndicated Facility Agreement]

Siemens Financial Services, Inc, as a Lender
By:	/s/ Jeffery B. Iervese
Name:Jeffery B. Iervese
Title:Vice President

By:	/s/ John Finore
Name:John Finore
Title:Vice President

[Signature Page to First Amendment to Syndicated Facility Agreement]

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK
By:	/s/ Stephane Publie
Name:Stephane Publie
Title:Managing Director

By:	/s/ Brad Matthews
Name:Brad Matthews
Title:Director

[Signature Page to First Amendment to Syndicated Facility Agreement]

The Huntington National Bank, as a Lender
By:	/s/ Paul Weybrecht
Name:Paul Weybrecht
Title:Vice President

[Signature Page to First Amendment to Syndicated Facility Agreement]

JFIN REVOLVER CLO 2014 LTD. By: Jefferies Finance LLC, as Portfolio Manager
By:	/s/ J. Paul McDonnell
Name:J. Paul McDonnell
Title:Managing Director
JFIN REVOLVER CLO 2015 By: Jefferies Finance LLC, as Portfolio Manager
By:	/s/ J. Paul McDonnell
Name:J. Paul McDonnell
Title:Managing Director
JFIN REVOLVER CLO 2015 II By: Jefferies Finance LLC, as Portfolio Manager
By:	/s/ J. Paul McDonnell
Name:J. Paul McDonnell
Title:Managing Director

[Signature Page to First Amendment to Syndicated Facility Agreement]